SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                        Date of Report: November 20, 2003



                             CENTRAL WIRELESS, INC.
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)


           UTAH                        033-14065                 87-0476117
           ----                        ---------                 ----------
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)


4333 SOUTH TAMIAMI TRAIL, SUITE E, SARASOTA, FLORIDA               34271
----------------------------------------------------               -----
(Address of principal executive offices)                         (Zip code)


Registrant's telephone number, including area code:            (941) 929-1476
                                                                -------------


                                 E RESOURCES INC
                                 ---------------
                           (Former Name of Registrant)

Item 4. Change in Registrant's Certifying Accountant.

           (a)  Previous Independent Accountants

      (1) (i) Effective November 20, 2003, Central Wireless, Inc. (the "Registrant") confirmed with its auditors, Bobbitt Pittenger & Company, P.A. ("Bobbitt Pittenger") that the firm would no longer be representing the Registrant as its accountants. As of that date, Bobbitt Pittenger informed the Registrant that it would decline to stand for re-election as the Registrant's accountants.

           (ii) Bobbitt Pittenger's report on the Registrant's financial statements for the past fiscal year did not contain an adverse opinion or a disclaimer of opinion, and was not qualified as to uncertainty, audit scope, or accounting principles.

           (iii) The change of independent accountants was approved by the Registrant's Board of Directors on November 20, 2003.

           (iv) During the Registrant's most recent fiscal year, as well as the subsequent interim period through September 30, 2003, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

           (v) During the Registrant's most recent fiscal year, as well as the subsequent interim period through September 30, 2003, Bobbitt Pittenger did not advise the Registrant of any of the matters identified in paragraph (a)(1)(v) of
Item 304 of Regulation S-K.

           (vi) The Registrant requested Bobbitt Pittenger to furnish a letter addressed to the SEC, stating whether it agrees with the statements made by the Registrant and, if not, stating the respects in which it does not agree.

           (b)  New Independent Accountants

           On November 25, 2003, the Registrant engaged LL Bradford & Company LLC ("LL Bradford") as its principal accountant to audit the Registrant's financial statements. The Registrant did not consult LL Bradford on any matters described in paragraph (a)(2)(i) or (ii) of Item 304 of Regulation S-K during the Registrant's two most recent fiscal years or any subsequent interim period prior to engaging LL Bradford.

ITEM 7.  EXHIBITS

Exhibit 99.1            Letter dated November 20, 2003, from Bobbitt Pittenger &
                        Company P.A.

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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   November 26, 2003                 CENTRAL WIRELESS, INC.

                                          By: /s/ Kenneth W. Brand
                                             ------------------------------
                                          Name:   Kenneth W. Brand
                                          Its:    President

                                  EXHIBIT 99.1
                                  ------------


BOBBITT, PITTENGER & COMPANY, P.A.
CERTIFIED PUBLIC ACCOUNTANTS


November 20, 2003

Mr. Michael Delin
Central Wireless, Inc.
4333 S. Tamiami Trail
Suite E
Sarasota, FL 34231

      Re:  Commission file number 033-14065

Effective November 20, 2003, we ceased our services as your accountants. We have reached this decision reluctantly and after substantial deliberation because we do not feel that we can continue to provide your company with the level of services that you require.

We have not yet billed for our services rendered since June 30, 2003, which will be covered by an invoice to be sent to you shortly. We would appreciate prompt payment in full of these invoices.

We will cooperate with you new accountants. To facilitate that process please send us a letter authorizing us to make disclosures to your new accountants. Without such a letter, we are ethically prohibited from communicating with others regarding your company's affairs.

We look forward to helping you make a smooth transition with your new accountants.

Very truly yours,


/S/ BOBBITT, PITTENGER & COMPANY, P.A.

Certified Public Accountants

Cc:     Office of the Chief Accountant
        SECPS Letter File
        Securities and Exchange Commission
        Mail Stop 9-5
        450 Fifth Street, N.W.
        Washington, D.C. 20549

                                  Exhibit 99.1